                                                                 (SELIGMAN LOGO)

                SUPPLEMENT DATED JULY 1, 2009 TO THE PROSPECTUSES
                             DATED FEBRUARY 2, 2009
                    OF EACH OF THE FOLLOWING SELIGMAN FUNDS:

                    Seligman Core Fixed Income Fund, Inc. and
                   Seligman TargetHorizon ETF Portfolios, Inc.
(including the funds of any series, each a "Fund" and collectively, the "Funds")

Each Fund's "Other Expenses" in its fees and expense table relating to Class R2 shares is amended to reflect the inclusion of plan administration services fees of up to 0.25% per annum of the Fund's average daily net assets. To the extent that a Fund's total annual operating expenses are capped by the Fund's investment manager and/or its affiliates, any increase in the Fund's Other Expenses resulting from the inclusion of plan administration services fees will not be borne by the Class R2 shareholders for the duration of the commitment to the extent that the Fund's Other Expenses exceed the cap.

The cost examples of each of the following Fund's Class R2 shares are superseded and replaced as follows (unless otherwise indicated):


----------------------------------------------------------------------------------------------------------------
  CLASS R2 SHARES                                          1 YEAR ($)   3 YEARS ($)   5 YEARS ($)   10 YEARS ($)
----------------------------------------------------------------------------------------------------------------
 Seligman Core Fixed Income Fund, Inc.
 (costs if you sell or do not sell your shares at the          153          704          1,282          2,853
 end of the period)
----------------------------------------------------------------------------------------------------------------
 Seligman TargETFund 2045
 (costs if you sell or do not sell your shares at the          150           *             *            2,743
 end of the period)
----------------------------------------------------------------------------------------------------------------
 Seligman TargETFund 2035
 (costs if you sell or do not sell your shares at the          150           *             *            2,494
 end of the period)
----------------------------------------------------------------------------------------------------------------
 Seligman TargETFund 2025
 (costs if you sell or do not sell your shares at the          152           *             *            2,083
 end of the period)
----------------------------------------------------------------------------------------------------------------
 Seligman TargETFund 2015
 (costs if you sell or do not sell your shares at the          150           *             *            2,062
 end of the period)
----------------------------------------------------------------------------------------------------------------
 Seligman TargETFund Core
 (costs if you sell or do not sell your shares at the          144           *             *            1,951
 end of the period)
----------------------------------------------------------------------------------------------------------------



()* Indicates no change from prospectus.

SL-9901-1 A (7/09)